                      PUGET SOUND MARKET NEUTRAL PORTFOLIO

                       SUPPLEMENT DATED OCTOBER 30, 1998
                       TO PROSPECTUS DATED JUNE 16, 1998


Puget Sound Asset Management Co., LLC ("PSAM"), the adviser to Puget Sound Market Neutral Portfolio (the "Fund"), has voluntarily agreed, effective October 1, 1998 and for an indefinite period, to reduce its advisory fees and pay other Fund expenses to the extent necessary to limit total operating expenses of the Fund's classes (exclusive of brokerage costs, interest, taxes, dividends payable with respect to securities sold short and extraordinary expenses) to the annual rate of 2.17% of the average daily net assets of the Fund's Institutional Shares and 2.67% of the average daily net assets of the Fund's Investor Shares. The amount of fees reduced and expenses paid by PSAM with respect to each class in any fiscal year is referred to below as that class's "deferred amount." Each class is obligated to pay PSAM such class's deferred amount in future years, if any, when such class's expenses fall below the stated percentage rate, but only to the extent that such payment would not cause such class's expenses in any such future year to exceed the stated percentage rate, and provided that such class is not obligated to pay the deferred amount for any fiscal year more than two years after the end of the fiscal year in which they were incurred. This agreement by PSAM to reduce its fees any pay other Fund expenses may be changed or terminated by PSAM at any time. In addition, this voluntary arrangement supplants PSAM's prior agreement to reduce its advisory fees from the annual rate of 2.00% to the annual rate of 1.75% of the average daily net assets of the Fund.

The Estimated Annual Fund Operating Expenses table in the section in the Prospectus entitled "Summary of Expenses" (pg. 4) is replaced in its entirety with the following:

     ESTIMATED ANNUAL FUND OPERATING EXPENSES
     (AS A % OF AVERAGE NET ASSETS)
                                        INSTITUTIONAL SHARES     INVESTOR SHARES
     Management Fees...................       2.00%                  2.00%

     12b-1 Fees (after fee
       waiver)(1)......................       None                   0.25%

     Other Operating Expenses (after
       expense reimbursements)(2)......       0.17%                  0.42%

     Total Operating Expenses (after
       fee waivers and expense
       reimbursements)(2)..............       2.17%                  2.67%

     ------------

     (1) The Trust's distributor has voluntarily agreed to reduce its fees to the amount shown in the table above. Without such voluntary reduction, the distributor would be entitled to receive 12b-1 fees at an annual rate of 0.50% of the average daily net assets of the Investor Shares. Because of the ongoing nature of the 12b-1 fees, long-term shareholders of Investor Shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

     (2) Other Operating Expenses and Total Operating Expenses do not include dividend expenses incurred in connection with short sales, which are included in and reduce the investment return of the Fund.

     Other Operating Expenses are based on estimated amounts for the Fund's first full fiscal year after giving effect to voluntary expense limitations. PSAM, the Fund's investment adviser, has voluntarily agreed, for an indefinite period, to limit the Total Operating Expenses of the Fund's Institutional and Investor Shares to the percentages of net assets shown above, subject to later reimbursement by such classes in certain circumstances. Without this agreement and the voluntary fee reduction described in footnote (1) above, estimated Other Operating Expenses and Total Operating Expenses would be 3.16% and 5.16%, respectively, for the Institutional Shares; and 3.16% and 5.66%, respectively, for the Investor Shares.